Exhibit 10.1

October 19, 2015

Bonanza Creek Energy, Inc.
410 17th Street, Suite 1500
Denver, Colorado 80202
Facsimile: (720) 279-2331

Re: Borrowing Base Redetermination and Amendment No. 12

Ladies and Gentlemen:

We refer to the Credit Agreement dated as of March 29, 2011 (as amended by Amendment No. 1 dated as of April 29, 2011, Amendment No. 2 & Agreement dated as of September 15, 2011, the Resignation, Consent and Appointment Agreement and Amendment Agreement dated as of April 6, 2012, Amendment No. 3 & Agreement dated as of May 8, 2012, Amendment No. 4 dated as of July 31, 2012, Amendment No. 5 dated as of October 30, 2012, Amendment No. 6 dated as of March 29, 2013, Amendment No. 7 dated as of May 16, 2013, Amendment No. 8 dated as of November 6, 2013, Amendment No. 9 dated as of May 14, 2014, Amendment No. 10 dated as of October 1, 2014, and Amendment No. 11 and Agreement dated as of May 13, 2015, and as the same may be further amended, restated or otherwise modified from time to time, the "Credit Agreement") among Bonanza Creek Energy, Inc., a Delaware corporation (the "Borrower"), the lenders party thereto from time to time (the "Lenders"), and KeyBank National Association, as administrative agent (in such capacity, the "Administrative Agent"), and as issuing lender for such Lenders (in such capacity, the “Issuing Lender”). All terms defined in the Credit Agreement shall have the same meanings when used herein unless otherwise defined herein. This Letter Agreement shall be effective as of the date hereof (the “Effective Date”) once the Administrative Agent has received multiple original counterparts, as requested by the Administrative Agent, of this Letter Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Administrative Agent, the Issuing Lender and the Required Lenders.

Notification of Decrease in Borrowing Base

In connection with the Internal Engineering Report dated effective July 1, 2015 and in accordance with Section 2.02(b)(ii) of the Credit Agreement, and subject to the satisfaction of the conditions below, the Administrative Agent hereby notifies you that, as of the Effective Date (as defined below), the Borrowing Base shall be $475,000,000. Once effective, the new Borrowing Base amount shall remain in effect until the Borrowing Base is redetermined in accordance with Section 2.02 of the Credit Agreement.

Amendment to Credit Agreement

Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Aggregate Threshold Amount” in its entirety and replacing it with the following new definition:

“Aggregate Threshold Amount” means the sum of $475,000,000 plus the total of all Threshold Amount Increases effected under Section 2.17.

Miscellaneous

The Borrower hereby represents and warrants that after giving effect hereto: (a) the representations and warranties of the Borrower contained in the Loan Documents are true and correct in all material respects (except in the case of representations and warranties which are made solely as of an earlier date or time, which representations and warranties shall be true and correct in all material respects as of such earlier date or time); (b) no Default or Event of Default has occurred and is continuing; and (c) the execution, delivery and performance of this Letter Agreement has been duly authorized by all necessary action on the part of the Borrower.

This Letter Agreement constitutes a Loan Document for the purposes of the Credit Agreement. This Letter Agreement may not be amended or terminated nor shall any obligation of the Borrower required hereunder be waived except in accordance with the Credit Agreement.

This Letter Agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Transmission by facsimile or email attachment of an executed counterpart of this Letter Agreement shall be deemed to constitute due and sufficient delivery of such counterpart. This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

THIS LETTER AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RELATED TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Page Follows]

If the foregoing terms of this Letter Agreement meet with your approval, please evidence your agreement with such terms by signing this Letter Agreement in the space indicated below.

Very truly yours,

KEYBANK NATIONAL ASSOCIATION, as
Administrative Agent, Issuing Lender, and Lender
By: /s/ George E. McKean
Name: George E. McKean
Title: Senior Vice President

COMPASS BANK, as a Lender

By: /s/ Gabriela Albino
Name: Gabriela Albino
Title: Vice President

SOCIÉTÉ GÉNÉRALE, as a Lender

By: /s/ Max Sonnonstine
Name: Max Sonnonstine
Title: Director

BMO HARRIS FINANCING, INC., as a Lender

By: /s/ Gumaro Tijerina
Name: Gumaro Tijerina
Title: Managing Director

WELLS FARGO BANK, N.A., as a Lender

By: /s/ Jonathan Herrick
Name: Jonathan Herrick
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Darren Vanek
Name: Darren Vanek
Title: Executive Director

ROYAL BANK OF CANADA, as a Lender

By: /s/ Mark Lumpkin, Jr.
Name: Mark Lumpkin, Jr.
Title: Authorized Signatory

IBERIABANK, as a Lender

By: /s/ Moni Collins
Name: Moni Collins
Title: Senior Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Alan Dawson
Name: Alan Dawson
Title: Director

CADENCE BANK, N.A., as a Lender

By: /s/ Steven Taylor
Name: Steven Taylor
Title: Vice President

Agreed to and Accepted:

BORROWER:
BONANZA CREEK ENERGY, INC.

By:/s/ William J. Cassidy
Name: William J. Cassidy
Title: Executive Vice President and Chief Financial Officer